                                                                   EXHIBIT 10.47

                                 DEED OF TRUST,
                              ASSIGNMENT OF LEASES
                       AND RENTS, AND SECURITY AGREEMENT
                       ---------------------------------

     THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT ("DEED OF TRUST") is made as of the 24th day of October, 1997, by MIKOHN GAMING CORPORATION, a Nevada corporation, with its principal place of business at 1045 Palms Airport Drive, Las Vegas, Nevada 89119 ("TRUSTOR"), to Nevada Title Company, with a place of business at 3320 West Sahara Avenue, Suite 200, Las Vegas, Nevada 89102 ("TRUSTEE"), for the benefit of FIRST SOURCE FINANCIAL LLP, an Illinois registered limited liability partnership, with an office at 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008 ("BENEFICIARY"), in its capacity as Agent (as defined below) for the benefit of Lenders (as defined below).


                                   RECITALS:

     A. Trustor is the owner of the Premises (this and all other capitalized terms used but not elsewhere defined herein are defined in Section 1.1) and the Improvements.

     B. Pursuant to the terms of the Credit Agreement, Lenders have agreed to make certain loans and other financial accomodations to Trustor.

     C.  The Loans are evidenced by the Notes.

     D. One of the conditions precedent to the obligation of Lenders to make the Loans is the execution and delivery by Trustor of this Deed of Trust.


                                   ARTICLE I
                                   ---------

                         DEFINITIONS AND DETERMINATIONS
                         ------------------------------

     1.1  DEFINITIONS.  Capitalized terms used but not elsewhere defined in this
          -----------
Deed of Trust shall have the meanings ascribed thereto in the Credit Agreement. When used in this Deed of Trust, the following terms shall have the following meanings:

          Agent:  Beneficiary, in its capacity as agent for Lenders under the
          -----
     Credit Agreement.

            Construction Contracts:  any contracts executed by Trustor with any
            ----------------------
     provider of goods or services in connection with any construction undertaken on, or services performed in connection with, the Premises or the Improvements.

          Credit Agreement:  that certain Credit Agreement dated as of October
          ----------------
     24, 1997 among Borrower, Lenders and Agent, as the same may be amended, modified or supplemented after the date hereof.

          Deed of Trust Lien:  the Lien in favor of Trustee, for the benefit of
          ------------------
     Beneficiary, represented by this Deed of Trust.

          Deposits:  all deposits (i) received by Trustor from third parties
          --------
     (including all earnest money sales deposits) or (ii) deposited by Trustor with Beneficiary or third parties, including deposits pertaining to utility services, real estate taxes, special assessments and payment of insurance premiums.

          Documents:  any mortgage, deed of trust, assignment of leases,
          ---------
     assignment of rents, note, indemnification agreement, security agreement, financing statement, affidavit, assignment of insurance, loss payee endorsement, mortgage title insurance policy, opinion letter, waiver letter, estoppel letter, consent letter, insurance certificate and any other similar documents.

          Equipment:  all apparatus, machinery, equipment, furniture, fixtures,
          ---------
     fittings, goods, materials, supplies and chattels of any and every kind and nature whatsoever now or hereafter used, attached to, installed or located in or on the Premises and/or the Improvements, including any item used to supply heat, gas, air conditioning, water, light, electricity, power, plumbing, refrigeration, sprinkling, ventilation, mobility, communication, incineration, recreation, laundry service or any other related services.

          Event of Default:  each of the Events of Default set forth in the
          ----------------
     Credit Agreement.

          Future Advances:  all advances made by Lenders under the Credit
          ---------------
     Agreement after the Closing Date to or on behalf of Trustor.

            Imposts:  any disbursements made in accordance with the terms hereof
            -------
     for the payment of taxes, levies or insurance on the Premises.

          Improvements:  the buildings and improvements now or hereafter located
          ------------
     on the Premises, all tenements, easements, rights-of-way, hereditaments and appurtenances now and/or at any time hereafter situated on such real estate and all roads, alleys, streets, passages and other public ways abutting such real estate, whether before or after vacation thereof and whether in existence as of the date hereof or created after the date hereof.

          Leases:  collectively, all (i) present and future leases, subleases,
          ------
     agreements, tenancies, subtenancies, licenses, occupancy agreements, concessions and franchises of Trustor's present and future right, title, and interest in and to the Premises and/or the Improvements, (ii) deposits of money as advance rent or for security under any of the Leases and (iii) guaranties of performance under the items described in clauses (i) and (ii) preceding.

     Lenders:  the financial institutions from time to time party to the Credit
     -------
     Agreement.

          Permits:  all permits, certificates, approvals, licenses, applications
          -------
     and authorizations used in the operation of the Premises, Improvements and/or the Leases.

          Plans:  all plans and specifications, designs, surveys, drawings, soil
          -----
     reports and other matters prepared for any construction on the Premises.

          Premises:  the real property legally described in EXHIBIT A.
          --------

          Rents:  all present and future rents, royalties, issues, avails,
          -----
     profits and proceeds of or from the Premises, the Improvements, the Leases and/or the Equipment.

          Trust Property:  collectively, all of Trustor's present and future
          --------------
     estate, right, title, and interest in and to the following:

               (a)  the Premises;

               (b)  the Improvements;

               (c)  the Rents;

               (d)  the Leases;

               (e)  all Plans;

               (f)  all Deposits;

               (g)  all Permits;

               (h)  all Equipment;

               (i)  all Construction Contracts;

               (j) all present and future judgments, awards of damages and settlements made as a result or in lieu of any taking of all or any part of the Premises, Improvements, Equipment and/or Leases under the power of eminent domain, or for any damage thereto as a result of any such taking;

               (k) all insurance policies in force or effect insuring the Premises, the Improvements, the Rents, the Leases or the Equipment;

               (l) rights arising out of Trustor's interest in the Premises and the Improvements to (i) the payment of money, (ii) accounts receivable, (iii) reserves, (iv) deferred payments, (v) refunds and
          (vi) cost savings;

               (m) all development and use rights with respect to the Premises, the Improvements and/or the Leases;

               (n) all chattel paper, instruments, documents, notes, drafts and letters of credit, other than letters of credit in favor of Beneficiary, which arise from or relate to (i) construction on the Premises or (ii) the Premises and Improvements generally;

               (o) all causes of action and proceeds thereof for any damage or injury to the Premises or the Improvements or any other portion of the Trust Property described above, in addition to those described in clause (j) above, or breach of warranty in connection with the construction of all or any portion of the Improvements; and

               (p) all proceeds (including condemnation and insurance proceeds) of, additions to, substitutions for, and changes in each and every one of the foregoing.

            Trustor's Obligations:  (i) any and all Indebtedness due or to
            ---------------------
     become due, now existing or howsoever arising of Trustor to Agent and Lenders pursuant to the terms of the Credit Agreement, including, without limitation, all (A) advances made in accordance with the terms hereof to protect and preserve the value of the Trust Property and the priority of the Deed of Trust Lien and (B) Future Advances and (ii) the performance of the covenants of Trustor contained in the Credit Documents.

     1.2  CERTAIN TERMS.  Wherever used in this Deed of Trust:
          -------------

          1.2.1  AND/OR.  The term "and/or" means one or the other or both.
                 ------

          1.2.2  REFERENCES.  All references to "Article", "Section",
                 ----------
     "subsection", "Subparagraph", "Clause" or "Exhibit", unless otherwise stated, shall be deemed to refer to an Article, Section, subsection, subparagraph, clause or Exhibit, as applicable, of this Deed of Trust.

          1.2.3  EXHIBITS.  Each reference to an "Exhibit" to this Deed of Trust
                 --------
     is to an Exhibit which is attached to this Deed of Trust, each of which Exhibits is deemed to be a part hereof.


                                 ARTICLE II
                                 ----------

                                   CONVEYANCE
                                   ----------

          2.1  TRUST PROPERTY.  To secure the payment and performance of
               --------------
Trustor's Obligations, subject to the terms, covenants and provisions contained herein, Trustor hereby irrevocably GRANTS, BARGAINS, WARRANTS, GIVES, ASSIGNS, SETS OVER, TRANSFERS, REMISES, RELEASES, ALIENATES, SELLS AND CONVEYS the Trust Property to Trustee, its successors and/or assigns hereunder, in trust, with power of sale, for the benefit of Beneficiary. Trustee, its successors and assigns, subject to the terms of this Deed of Trust, are to have and to hold all such Trust Property for the benefit of Beneficiary for the purposes and uses set forth in this Deed of Trust.

          2.2  SECURITY AGREEMENT AND FIXTURE FILING.  This Deed of Trust
               -------------------------------------
constitutes a security agreement with respect to the portion of the Trust Property which consists of personal property and a financing statement filed as a fixture filing under the Uniform Commercial Code of the State in which the Premises are located, covering any property which now is or later may become a fixture attached to the Premises or the Improvements.

          2.3  ABSOLUTE ASSIGNMENT.  This Deed of Trust is a present and
               -------------------
absolute assignment with respect to the Leases and the Rents.


                                  ARTICLE III
                                  -----------

                 FUTURE ADVANCES; LIMITATION ON AMOUNT SECURED
                 ---------------------------------------------

          3.1  FUTURE ADVANCES.  This Deed of Trust is given to secure not only
               ---------------
Trustor's Obligations which exist as of the Closing Date, but also the payment of any and all Future Advances, whether such Future Advances are obligatory or are to be made at the option of Beneficiary.

          3.2  LIMITATION ON AMOUNT SECURED.  The total amount of Indebtedness
               ----------------------------
secured by this Deed of Trust may decrease or increase from time to time, but the total unpaid balance so secured at one time shall not exceed the sum of (i) $60,000,000, plus (ii) interest thereon, plus (iii) any Imposts, plus (iv) any amounts paid by Beneficiary pursuant to Section 10.2 hereof, plus (v) all costs and expenses incurred by Beneficiary in enforcing its rights and remedies under this Deed of Trust, plus (vi) interest on the disbursements described in clauses
(iii), (iv) and (v) preceding, which interest shall be calculated at 12% per annum.

                                 ARTICLE IV
                                 ----------

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

                                 Trustor represents and warrants to Trustee and
Beneficiary as follows:

          4.1  TITLE.  Trustor (i) has full legal power and authority to
               -----
mortgage and convey the Premises and (ii) is the holder of fee simple title to the Premises, free and clear of all Liens except Permitted Liens and the exceptions to title listed on EXHIBIT B.

          4.2  LOCATION, USE OF PREMISES, IMPROVEMENTS AND EQUIPMENT.  To the
               -----------------------------------------------------
best knowledge of Trustor, the location and use of the Premises, the Improvements and the Equipment are in compliance with all applicable laws, rules, ordinances and regulations, including, but not limited to, building and zoning laws, and all covenants and restrictions of record, the failure to comply with which would have a Material Adverse Effect. No notice of violation of such laws, rules and/or ordinances has been issued and received by Trustor which remains uncorrected.

          4.3  CREDIT AGREEMENT.  All representations and warranties of Trustor
               ----------------
set forth in the Credit Agreement are true and correct and are deemed to be remade herein, including, without limitation, those with respect to (i) Liens,
(ii) hazardous materials, environmental laws and other environmental matters affecting the Trust Property and (iii) taxes, assessments, levies, impositions and charges that have been or hereafter may be imposed or assessed against all or any portion of the Trust Property.

                                 4.4  COPY OF DEED OF TRUST.  Trustor has been
                                      ---------------------
furnished with a true, correct and complete copy of this Deed of Trust.

          4.5  LEGAL COUNSEL.  Throughout the transaction contemplated by this
               -------------
Deed of Trust, Trustor has retained and has been represented by legal counsel of its own choosing.

          4.6  BUSINESS LOAN.  The (i) Loans constitute business loans
               -------------
transaction and (ii) proceeds of such Loans are to be utilized solely for the purpose of carrying on the business of Trustor.

          4.7  NO AGRICULTURAL PURPOSES.  No part of the Trust Property is used
               ------------------------
principally or primarily for agricultural or farm purposes.

                                 ARTICLE V
                                 ---------

                             AFFIRMATIVE COVENANTS
                             ---------------------

                                 Until Trustor's Obligations are paid and
performed in full, Trustor agrees it shall:

          5.1  PAYMENT AND PERFORMANCE OF TRUSTOR'S OBLIGATIONS.  Promptly pay
               ------------------------------------------------
or perform, or cause to be paid or performed, when due all of Trustor's Obligations.

          5.2  MAINTENANCE OF RIGHTS.  Maintain the standing, right, power and
               ---------------------
lawful authority to do the following:  (i) own good title to the Trust Property,
(ii) carry on the business of and operate the Trust Property, (iii) enter into, execute and deliver this Deed of Trust, (iv) convey and assign the interests of Trustor in the Trust Property to Trustee for the benefit of Beneficiary, (v) encumber the Trust Property to Trustee for the benefit of Beneficiary as provided herein and (vi) consummate all of the transactions described in or contemplated by this Deed of Trust to be consummated by Trustor.

          5.3  MAINTENANCE OF PERMITS.  Obtain and maintain all Permits where
               ----------------------
the failure to obtain and/or maintain any such Permit would have a Material Adverse Effect.

          5.4  PEACEFUL POSSESSION.  Remain in peaceful possession of the Trust
               -------------------
Property and take all actions necessary to maintain and preserve the Deed of Trust Lien.

          5.5  PAYMENT OF LIENS.   Promptly pay or cause to be paid, as and when
               ----------------
due and payable or when declared due and payable, any Indebtedness which may become or be secured by any Lien on any Trust Property and, immediately upon request by Beneficiary, deliver to Beneficiary evidence satisfactory to Beneficiary of the payment and discharge thereof.

          5.6  REPAIRS.  Make all necessary repairs, replacements and renewals
               -------
(including the replacement of any items of Equipment) to the Trust Property so that the value thereof shall not be impaired, including, without limitation, repairing, restoring or rebuilding any building or improvement now or hereafter on the Premises which may become damaged or destroyed (provided Beneficiary has made all insurance proceeds received on account of any such damage or destruction available to Trustor for such purpose), and if any portion of the Trust Property becomes damaged or destroyed, Trustor permit Beneficiary, and its agents, upon prior notice and demand, access to the Trust Property for the purpose of inspection thereof.

          5.7  BUILDINGS AND IMPROVEMENTS.  Pay for and complete, within a
               --------------------------
reasonable time, any building or improvement at any time in the process of being erected upon the Premises.

          5.8  EXECUTION OF DOCUMENTS.  Immediately upon request by Beneficiary,
               ----------------------
at Trustor's sole expense, make, execute and deliver and/or cause to be made, executed and delivered to Trustee and/or Beneficiary, in form and substance acceptable to Beneficiary, all Documents that Beneficiary deems necessary to evidence, document and/or conclude the transactions described in and/or contemplated by this Deed of Trust, or reasonably required to perfect or continue perfected the Deed of Trust Lien.

          5.9  COMPLIANCE WITH LAWS.  Comply with all applicable laws, rules,
               --------------------
ordinances and regulations, including, without limitation, building and zoning laws, and all covenants and restrictions of record, the failure to comply with which would have a Material Adverse Effect.

          5.10  CREDIT AGREEMENT.  Comply with all covenants, agreements and
                ----------------
indemnifications contained in the Credit Agreement, including those with respect to (i) taxes, assessments, levies, impositions and charges as they relate to Trustor or the Trust Property, (ii) delivery of financial statements, reports and other information, (iii) insurance policies to be maintained for the Trust Property and the settlement, receipt and application of insurance proceeds arising under such insurance policies and (iv) hazardous materials, environmental laws and other environmental matters as they relate to Trustor or the Trust Property.

                                 5.11  STAMP TAX; EFFECT OF CHANGE IN LAWS
                                       -----------------------------------
REGARDING TAXATION.
------------------

          5.11.1 PAYMENT OF STAMP TAX.  If, by the laws of the United States of
                 --------------------
     America or of any state or subdivision thereof having jurisdiction over Trustor, any tax is due or becomes due (other than Beneficiary's income, franchise or transfer taxes) in respect of the issuance of the Notes or the recording of this Deed of Trust or any of the other Credit Documents and unless such laws prohibit Trustor from paying such tax, (i) pay such tax in the manner required by any such law and (ii) reimburse Lenders for any sums which Lenders may expend by reason of the imposition of any tax on the issuance of the Notes.

          5.11.2 PAYMENT OF TAXES IMPOSED ON BENEFICIARY.  In the event of the
                 ---------------------------------------
     enactment, after this date, of any law, statute, rule or regulation of the United States of America or of the State in which the Premises are located or any other state or subdivision thereof imposing upon Beneficiary the payment of the whole or any part of the taxes, assessments or Liens herein required to be paid by Trustor, or changing in any way the laws relating to the taxation of mortgages or debts secured by mortgages or Beneficiary's interest in the Premises or any other portion of the Trust Property, or the manner of collection of taxes, so as to affect this Deed of Trust or Trustor's Obligations or the holder thereof, then, and in any such event, upon demand by Beneficiary, pay such taxes or assessments or reimburse Beneficiary therefor; provided, however, that if the opinion of counsel for Beneficiary, (i) it might be unlawful to require Trustor to make such payment, or (ii) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in any such event, Beneficiary may elect, by notice in writing given to Trustor, to declare all of Trustor's Obligations to be and become due and payable thirty (30) days from the date of giving of such notice.


                                 ARTICLE VI
                                 ----------

                               NEGATIVE COVENANTS
                               ------------------

                                 Until Trustor's Obligations are paid and
performed in full, Trustor agrees it will not:

          6.1  ADDITIONAL LIMITATIONS.  Execute, file or record any notice
               ----------------------
limiting the maximum principal amount that may be secured by this Deed of Trust.

          6.2  SALE OR TRANSFER.  Sell, transfer, exchange, convey, remove or
               ----------------
otherwise dispose of all or any portion of the Trust Property or legal or equitable interest therein, except to the extent permitted by the Credit Agreement.

          6.3  LIENS.  Permit any Liens to exist on the Trust Property except
               -----
(i) Permitted Liens, (ii) the exceptions to title set forth on EXHIBIT B and
(iii) Leases, if any.

          6.4  USE OF TRUST PROPERTY.  Substantially or materially change the
               ---------------------
use or character of any portion of the Trust Property, permit any excavation, construction, site work or other lienable work to be performed on any portion of the Trust Property which is not paid for as such work is completed, initiate or acquiesce in any zoning variation or reclassification of any portion of the Trust Property or commit or suffer any waste to exist on any portion of the Trust Property.

          6.5  INSURANCE.  Purchase any separate insurance concurrent in form or
               ---------
contributing in the event of loss with that required to be maintained under the Credit Documents unless (i) Beneficiary receives prompt notice thereof and is included thereon under a standard non-contributory mortgagee clause acceptable to Beneficiary, (ii) such separate insurance otherwise complies with all of the requirements of the Credit Documents and (iii) Trustor delivers to Beneficiary promptly the original policy or policies of such insurance.


                                  ARTICLE VII
                                  -----------

                                   INSURANCE
                                   ---------

          7.1  ADJUSTMENT OF LOSSES; COLLECTION OF PROCEEDS.  In case of loss or
               --------------------------------------------
damage by fire or other insured casualty to all or any portion of the Trust Property, Beneficiary is authorized and empowered to (i) participate in the making or filing of proofs of loss, and settling and adjusting any claim under insurance policies which insure against such risks, or

(ii) direct Trustor to agree with each insurance company on the amount to be paid as a result of such loss. If the insurance proceeds paid for such loss are equal to or less than $25,000, Trustor may collect such proceeds so long as (x) Trustor uses such proceeds to repair, restore or rebuild the Trust Property, in such manner and under such conditions as Beneficiary may require and (y) no Event of Default or Default exists. If the insurance proceeds paid for such loss are greater than $25,000, or if an Event of Default or Default then exists, then Beneficiary is authorized to collect such proceeds.

          7.2  APPLICATION OF PROCEEDS.  Beneficiary may elect, if any Event of
               -----------------------
Default exists and is continuing, to apply insurance proceeds received by Beneficiary to the payment of Trustor's Obligations then due. If no Event of Default exists and is continuing, Beneficiary, after the payment of all expenses incurred by Beneficiary in connection with the collection of such insurance proceeds, including, without limitation, attorneys' fees, shall make such insurance proceeds available to Trustor for repair, restoration or rebuilding of the Trust Property, under conditions akin to those in the Security Agreement.
In the event that Beneficiary has permitted the insurance proceeds to be used to restore the Trust Property, Trustor shall (x) pay the amount of any deficiency in such insurance proceeds in order to restore the Trust Property fully to its condition immediately prior to the loss or damage to which such insurance proceeds relate and (y) deliver to Beneficiary any surplus which may remain out of such proceeds after payment of the cost of restoration to be applied to the payment of Trustor's Obligations.

          7.3  FAILURE TO COLLECT PROCEEDS.  Beneficiary shall not be held
               ---------------------------
responsible for (i) any failure to collect any insurance proceeds due under the terms of any policy, regardless of the cause of such failure, (ii) the amount of any such proceeds ultimately paid, regardless of any negotiation by Beneficiary of such amount, or (iii) any use by Trustor of such proceeds as Beneficiary may pay over to Trustor.

                                  ARTICLE VIII
                                  ------------

                                  CONDEMNATION
                                  ------------

          8.1  NOTICE; ASSIGNMENT OF PROCEEDS.  Trustor shall notify Beneficiary
               ------------------------------
immediately of the institution or threat of institution of any proceeding pertaining to the condemnation of any portion of the Trust Property.
Beneficiary is authorized to participate in the settlement of all claims for damages to any portion of the Trust Property which relate to, and to collect any proceeds of any award which may be the result of, any eminent domain or condemnation proceeding.

          8.2  APPLICATION OF PROCEEDS.  Beneficiary may elect, if any Event of
               -----------------------
Default exists and is continuing, to apply the proceeds of the award or claim received by Beneficiary described in Section 8.1 to the payment of Trustor's Obligations then due. If no Event of Default exists and is continuing, Beneficiary, after the payment of all expenses incurred by Beneficiary in connection with the collection of such proceeds, including, without limitation, attorneys' fees, shall make such proceeds available to Trustor for replacement of the condemned portion of the Trust Property, under conditions akin to those in the Security Agreement. In the event that Beneficiary has permitted the proceeds of the award or claim to be used to replace the condemned portion of the Trust Property, Trustor shall (x) pay the amount of any deficiency in such proceeds in order to complete such replacement and (y) deliver to Beneficiary any surplus which may remain out of such proceeds after payment of the cost of replacement to be applied to the payment of Trustor's Obligations.

          8.3  FAILURE TO COLLECT PROCEEDS.  Beneficiary shall not be held
               ---------------------------
responsible for (i) any failure to collect any condemnation proceeds, regardless of the cause of such failure, (ii) the amount of any such proceeds ultimately paid, regardless of any negotiation by Beneficiary of such amount, or (iii) any use by Trustor of such proceeds as Beneficiary may pay over to Trustor.


                                   ARTICLE IX
                                   ----------

                                LEASES AND RENTS
                                ----------------

          9.1  LICENSE TO COLLECT.  Subject to Beneficiary's rights under
               ------------------
Article XI, Trustee and Beneficiary hereby confer upon Trustor a revocable, non-exclusive license to collect and retain the Rents as they become due and payable.

          9.2  RENT ROLL, COPIES OF LEASES.  Upon Beneficiary's request, Trustor
               ---------------------------
shall deliver to Beneficiary (i) a rent roll pertaining to all Leases, (ii) copies of all Leases and (iii) such other matters and information relating to any Lease as Beneficiary may request.


                                   ARTICLE X
                                   ---------

                         CERTAIN RIGHTS OF BENEFICIARY
                         -----------------------------

          10.1  DOCUMENTS.  In case Trustor fails to execute or obtain any
                ---------
Documents required by Beneficiary for the perfection or continuation of the Deed of Trust Lien, Trustor hereby appoints Beneficiary as its true and lawful attorney-in-fact to execute or obtain any such Documents on its behalf.

          10.2  MAINTENANCE OF TRUST PROPERTY.  If Trustor, within thirty (30)
                -----------------------------
days after receipt of written demand from Beneficiary (except in cases of emergency, when no demand shall be required), shall neglect or refuse to (i) keep the Trust Property in good operating condition and repair, (ii) replace or maintain the same as herein agreed, (iii) pay the premiums for the insurance which is required to be maintained hereunder, (iv) pay and discharge all Liens as herein agreed or (v) otherwise perform Trustor's Obligations within the time periods specified therefor (including any applicable cure periods), Beneficiary, at its option and sole election, may cause such repairs or replacements to be made, obtain such insurance, pay such Liens or perform such Trustor's Obligations. Any amounts paid by Beneficiary in taking such action, together with interest thereon at 12% per annum until repaid by Trustor to Beneficiary, shall be due and payable by Trustor to Beneficiary upon demand, and, until paid, shall constitute a part of Trustor's Obligations secured by this Deed of Trust. Beneficiary shall not be liable to Trustor for failure or refusal to exercise any such right. In making any payments pursuant to the exercise of any such right, Beneficiary may rely upon any bills delivered to it by Trustor or any such payee.

                                   ARTICLE XI
                                   ----------

                              DEFAULT AND REMEDIES
                              --------------------

          The occurrence of an Event of Default under the Credit Agreement shall constitute an Event of Default under this Deed of Trust. Upon the occurrence of an Event of Default, Beneficiary, in its sole discretion and at its sole election, without notice of such election, and without further demand, may exercise any one or more of the following rights and remedies:

          11.1  ACCELERATION.  Beneficiary may declare all of Trustor's
                ------------
Obligations immediately due and payable, whereupon Trustor's Obligations immediately shall mature and become due and payable.

          11.2  OTHER REMEDIES.  To the extent permitted by applicable law,
                --------------
Beneficiary may exercise any one or more of the following remedies, whether or not Trustor's Obligations have been accelerated:

          11.2.1 TAKING OF POSSESSION.  Beneficiary, by itself or by such
                 --------------------
     officers or agents as it may appoint, may enter and take exclusive possession of all or any part of the Trust Property, including all books, papers and accounts of Trustor relating to the business of Trustor conducted at such Trust Property, and may expel, remove and exclude Trustor, its agents and employees and any persons, goods and chattels occupying the Trust Property. If Trustor for any reason fails to surrender or deliver the Trust Property or any part thereof after such demand by Beneficiary, Beneficiary may obtain a judgment or decree conferring on Beneficiary the right to immediate possession or requiring the delivery to Beneficiary of the Trust Property, and Trustor specifically consents to the entry of such judgment or decree. Upon every such taking of possession, Beneficiary may (i) hold, store, use, operate, manage and control the Trust Property and conduct the business of Trustor thereon, (ii) perform all necessary and proper maintenance and make all necessary and proper repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other Property, (iii) keep the Trust Property insured, (iv) manage and operate the Trust Property and exercise all of the rights and powers of Trustor to the same extent as

     Trustor could in its own name, (v) enter into any agreements with respect to the exercise by others of any of the powers granted to Beneficiary herein, in such manner as Beneficiary shall elect, (vi) collect and receive all of the Rents, including those past due as well as those accruing after the occurrence of any such Event of Default and (vii) after deducting (A) all expenses of taking, holding, holding, managing and operating the Trust Property (including compensation for the services of all Persons employed for such purposes), (B) the cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements and purchases and acquisitions, (C) the cost of such insurance, (D) such taxes, assessments and other similar charges as Beneficiary may determine to pay,
     (E) other proper charges upon the Trust Property or any part thereof and
     (F) the compensation, expenses and disbursements of the attorneys and agents of Beneficiary, apply the remainder of the monies and proceeds so received by Beneficiary as described in Section 11.8 hereof.

          11.2.2 DEPOSITS FOR TAXES AND INSURANCE.  Beneficiary may require
                 --------------------------------
     Trustor to deposit with Beneficiary, commencing 10 days following such request and on the first day of each month thereafter, a sum equal to the amount of all insurance premiums next due in respect of the insurance policies required to be maintained under the Credit Documents and all general and special real estate taxes and assessments next due upon or for the Trust Property (the amount of such insurance premiums, taxes and assessments next due to be based upon Beneficiary's reasonable estimate, but shall include all taxes or assessments not levied, charged, assessed or imposed separately upon the Trust Property), reduced by the amount, if any, then on deposit with Beneficiary for such purpose, divided by the number of months to elapse before one month prior to the date when such insurance premiums, taxes and assessments will become due and payable. If such Deposits are insufficient to pay any such insurance premiums, taxes or assessments when the same become due and payable, Trustor, within 10 days after receipt of demand therefor from Beneficiary, shall deposit such additional funds as may be necessary to pay such insurance premiums in full. If such Deposits exceed the amount required to pay such insurance premiums, taxes or assessments for any year, the excess shall be credited against the next succeeding deposit or deposits to be made by Trustor.
     Such Deposits need not be kept separate and apart from any other funds of Beneficiary, shall be held without any allowance of interest to Trustor and shall be used for the payment of insurance premiums, taxes and assessments on the Trust Property next due and payable when they become due; provided that Beneficiary shall not be liable for any failure to apply such Deposits to the payment of such insurance premiums, taxes and assessments unless Beneficiary shall have received from Trustor a request for payment accompanied by the bills for such insurance premiums, taxes and assessments not less than thirty days prior to the date due.

          11.2.3 LEASES AND RENTS.  Beneficiary may, with or without taking
                 ----------------
     possession of the Trust Property, as attorney and agent-in-fact for Trustor constituted and appointed by Trustor with full power of substitution (which power is coupled with an interest and is irrevocable), in the name of Trustor, Beneficiary, or both:

               (a) demand, collect, settle, adjust, compromise, and enforce, by legal proceedings or otherwise, payment of the Rents, endorse the name of Trustor upon any payments or proceeds of the Rents and deposit the same for the account of Beneficiary and do all other acts and things necessary, in Beneficiary's sole discretion, to obtain control and use of the Rents;

               (b) terminate the license granted to Trustor hereunder to collect the Rents and thereafter Beneficiary shall have all right, title and interest in and to the Leases and the Rents by virtue of the present assignment thereof granted to Trustee for the benefit of Beneficiary hereunder;

               (c) require Trustor to deliver to Beneficiary the originals of the Leases, with appropriate endorsement and/or other specific evidence of assignment thereto to Beneficiary, which endorsement and/or assignment shall be in form and substance acceptable to Beneficiary;

               (d) notify any of the obligors under the Leases that the Leases have been assigned to Beneficiary and direct such obligors thereafter to make all payments due from them under the Leases directly to Beneficiary; and

               (e) require Trustor to direct all obligors of the Leases to make all payments due them under the Leases directly to Beneficiary.

     Notwithstanding anything in this subsection 11.2.3 to the contrary, under no circumstances shall Beneficiary have any duty to produce Rents from the Trust Property. Regardless of whether or not Beneficiary, in person or by agent, takes actual possession of the Premises and Improvements, Beneficiary is not and shall not be deemed to be (i) a "mortgagee in possession" for any purpose; (ii) responsible for performing any of the obligations of the lessor under any Lease; (iii) responsible for any waste committed by lessees or any other parties, any dangerous or defective condition of the Trust Property, or any negligence in the management, upkeep, repair or control of the Trust Property; or (iv) liable in any manner for the Trust Property or the use, occupancy, enjoyment or operation of all or any part thereof.

          11.2.4 APPOINTMENT OF RECEIVER.  Upon application to a court of
                 -----------------------
     competent jurisdiction, Beneficiary may appoint a receiver to take possession of and to operate the Trust Property and to collect and apply the Rents, without notice and without regard to the occupancy or value of any security for Trustor's Obligations or the solvency of Trustor. The receiver shall have all rights and powers necessary or usual for the protection, possession, control, management and operation of the Trust Property during the period of receivership, to the fullest extent permitted by law.

          11.2.5 OTHER REMEDIES.  Beneficiary may exercise any other rights and
                 --------------
     remedies then available to Trustee or Beneficiary under this Deed of Trust, the Note, the other Credit Documents and any applicable laws.

     11.3 REMEDIES UPON ACCELERATION.  If Trustor's Obligations have been
          --------------------------
accelerated pursuant to Section 11.1, in addition to Beneficiary's rights under
Section 11.2, Beneficiary may exercise any one or more of the following remedies:

          11.3.1 COMMENCE FORECLOSURE PROCEEDINGS.  Beneficiary may commence a
                 --------------------------------
     civil action to foreclose the Deed of Trust Lien for payment of Trustor's Obligations, or any part thereof, and obtain an order or judgment of foreclosure and sale of the Trust Property. In any civil action to foreclose the Deed of Trust Lien or otherwise enforce Beneficiary's rights, there shall be allowed and included as part of Trustor's Obligations in the order or judgment for foreclosure and sale (or other order), all expenditures and expenses which may be paid or incurred by or on behalf of Beneficiary for attorneys' fees, costs and expenses, appraiser's fees, engineer's fees, out-lays for documentary and expert evidence, receiver's fees, stenographers' charges, publication costs, and costs (which may be estimates as to items to be expended after entry of such order or judgment) of procuring all such abstracts of title, title searches and examinations, title insurance policies and similar data and assurances with respect to the title of the Trust Property as Beneficiary may deem necessary either to prosecute such civil action or to evidence to bidders at any sale which may be had pursuant to such order or judgment the true condition of the title to, or the value of, the Trust Property.

          11.3.2 BID AT FORECLOSURE SALE.  Beneficiary may bid for and purchase
                 -----------------------
     the Trust Property at any foreclosure or trustee's sale and apply all or any part of Trustor's Obligations as a credit to the purchase price in lieu of paying cash therefor.

          11.3.3 RIGHTS UNDER UNIFORM COMMERCIAL CODE.  Beneficiary may exercise
                 ------------------------------------
     all of the rights and remedies of a secured party under the Uniform Commercial Code of the State in which the Premises are located with respect to the Collateral. Pursuant to Section 9-501(4) of such Uniform Commercial Code, Beneficiary shall have an option to proceed with respect to both the real property portion of the Trust Property and the Collateral, in accordance with its rights, powers and remedies with respect to the real property, in which event the remedy and enforcement provisions of this Deed of Trust in lieu of the remedy and enforcement provisions of such Uniform Commercial Code shall apply. Such Section 9-501(4) also permits Beneficiary to proceed separately against the Collateral in accordance with the remedy and enforcement provisions of such Uniform Commercial Code. If Beneficiary shall elect to proceed against the Collateral separately from any proceeding with respect to the real property, Trustor agrees that 10 days notice of the sale of the Collateral shall be reasonable notice.

          11.3.4 TRUSTEE'S SALE.  Beneficiary may effect a trustee's sale of the
                 --------------
     Trust Property in whole or in part in lieu of judicial foreclosure to the extent and in any manner permitted by, and otherwise in accordance with, applicable law.

          11.3.5 STATE STATUTES.  Beneficiary may exercise all rights and
                 --------------
     remedies under the statutes in the State where the Premises are located, subject to the following:

               (a) if any provision in this Deed of Trust is inconsistent with any applicable statute in the State where the Premises are located, such statute shall take precedence over the provisions of this Deed of Trust, but shall not invalidate or render unenforceable any other provision of this Deed of Trust that can be construed in a manner consistent with such statute; and

               (b) if any provision of this Deed of Trust shall grant to Beneficiary any rights or remedies upon default of Trustor which are more limited than the rights that otherwise would be vested in Beneficiary under such statute in the absence of such provision, Beneficiary shall be vested with the rights granted in such statute to the full extent permitted by law.

     Without limiting the generality of the foregoing, all expenses incurred by Beneficiary to the extent reimbursable under such statute, whether incurred before or after any decrees or judgment of foreclosure or any trustee's sale, and whether or not provided for elsewhere in this Deed of Trust, shall be added to Trustor's Obligations or to the judgment of foreclosure, as described more fully in Section 11.4.

     11.4 ADDITIONS TO TRUSTOR'S OBLIGATIONS.  Upon the occurrence of an Event
          ----------------------------------
of Default, there will be added to and included as part of Trustor's Obligations (and allowed in any sale or decree for sale of the Trust Property or in any judgment rendered upon this Deed of Trust, the Notes or the other Credit Documents) all of the costs and expenses incurred by Beneficiary in exercising its rights and remedies under this Deed of Trust. All of such costs and expenses, including attorneys' fees, shall (i) be secured by this Deed of Trust,
(ii) be payable upon demand and (iii) bear interest at 12% per annum from the date incurred by Beneficiary until paid.

     11.5 PROCEEDINGS DISCONTINUED.  In case Trustee or Beneficiary shall have
          ------------------------
proceeded to enforce any right under this Deed of Trust by foreclosure, entry or otherwise and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Beneficiary, then, except as otherwise determined in such proceeding, Trustor, Trustee and Beneficiary shall be restored to their former positions and rights hereunder with respect to the Trust Property, and all rights, remedies, and powers of Trustee and Beneficiary shall continue as though no such proceedings had been commenced.

     11.6 DEFICIENCY.
          ----------

          11.6.1 SALE AND FORECLOSURE.  If the Trust Property (or any part
                 --------------------
     thereof which remains subject to this Deed of Trust) is sold pursuant to foreclosure proceedings or a trustee's sale, and if the net proceeds of any such sale are not sufficient to pay all of Trustor's Obligations then outstanding and any other amounts provided for in any the decree or judgment of foreclosure or provided for by applicable law (the amount of such deficiency and the deficiency described in subsection 11.6.2 hereinafter collectively referred to as the "BALANCE OWED"), then the Indebtedness evidenced by the Notes shall not be satisfied to the extent of the Balance Owed, but such Indebtedness shall continue in existence and shall continue to be evidenced by the Notes and shall continue to be secured by all of the other Credit Documents which were in existence prior to any such decree or judgment of foreclosure or trustee's sale, except this Deed of Trust. Subject to the requirements of applicable law, if Beneficiary shall acquire the Trust Property as a result of any such foreclosure sale or trustee's sale (whether by bidding all or any of Trustor's Obligations or otherwise), the proceeds of such sale shall not be deemed to include (and Trustor shall not be entitled to any benefit or credit on account of) proceeds of any subsequent sale of the Trust Property by Beneficiary.

          11.6.2 FORECLOSURE OF OTHER CREDIT DOCUMENTS.  Notwithstanding the
                 -------------------------------------
     provisions of subsection 11.6.1, Trustor further agrees that if any other portion of the Collateral is foreclosed judicially and such Collateral is sold pursuant to foreclosure proceedings, and if the proceeds of such sale (after application of such proceeds as provided for herein and after deducting all accrued and general and special taxes and assessments) are not sufficient to pay Trustor's Obligations and any other amounts provided for in the decree or judgment of foreclosure or provided for by applicable law, then Trustor's Obligations then outstanding shall not be satisfied to the extent of such Balance Owed, but such Indebtedness shall continue in existence and continue to be evidenced by the Notes and shall continue to be secured by this Deed of Trust and all of the other Credit Documents, which were in existence immediately prior to any such decree or judgment of foreclosure, except each such Credit Document which pertains to the portion of the Collateral which was the subject of any such foreclosure sale.

     11.8 APPLICATION OF PROCEEDS.  The proceeds of any foreclosure sale or
          -----------------------
trustee's sale of the Trust Property or any other proceeds received hereunder shall be applied in accordance with the provisions of Section 4.2 of the Credit Agreement.

                                  ARTICLE XII
                                  -----------

                                  RECONVEYANCE
                                  ------------

     Trustee shall reconvey to Trustor the Trust Property, or such portion thereof as previously shall not have been sold pursuant to the terms of this Deed of Trust, by proper instrument upon payment and discharge of all of Trustor's Obligations.


                                  ARTICLE XIII
                                  ------------

                                 MISCELLANEOUS
                                 -------------

     13.1 NOTICES.  All notices and communications under this Deed of Trust
          -------
shall be in writing and shall be (i) delivered in person, or (ii) mailed, postage prepaid, either by registered or certified mail, return receipt requested, or by overnight express carrier, addressed in each case as follows:

     To Trustor:         Mikohn Gaming Corporation
                         4181 West Oquendo Road
                         Las Vegas, Nevada 89118
                         Attention:    Charles McCrea, Jr.

     To Beneficiary:     First Source Financial LLP
                         2850 W. Golf Road
                         5th Floor
                         Rolling Meadows, Illinois  60008
                         Attention: Contract Administration

or to any other address, as to any such party, as such party shall designate in a written notice to the other party hereto. All notices sent pursuant to the terms of this Section 13.1 shall be deemed received (i) if personally delivered, then on the date of delivery, (ii) if sent by overnight, express carrier, on the next Business Day immediately following the day sent, or (iii) if sent by registered or certified mail, on the earlier of the fifth Business Day following the day sent or when actually received.

     13.2 COVENANTS RUN WITH LAND.  All the covenants contained in this Deed of
          -----------------------
Trust shall run with the land. Time is of the essence for the performance by Trustor of its obligations under this Deed of Trust.

     13.3 GOVERNING LAW.  THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS
          -------------
DEED OF TRUST SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, EXCEPT TO THE EXTENT THAT IT IS MANDATORY THAT THE LAWS OF THE STATE WHERE THE PREMISES ARE LOCATED APPLY TO THE CREATION, PRIORITY, PERFECTION AND MAINTENANCE OF THE DEED OF TRUST LIEN AND TO THE ENFORCEMENT OF THE REMEDIES OF BENEFICIARY HEREUNDER AND ANY OF ITS SUCCESSORS AND ASSIGNS.

     13.4 SUBMISSION TO JURISDICTION.  ALL DISPUTES ARISING UNDER THIS DEED OF
          --------------------------
TRUST, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT AGENT ON BEHALF OF THE LENDERS, SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST TRUSTOR OR ITS PROPERTIES IN ANY LOCATION REASONABLY SELECTED BY AGENT IN GOOD FAITH TO ENABLE AGENT TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. TRUSTOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS, SETOFFS OR CROSS-CLAIMS IN ANY PROCEEDING BROUGHT BY AGENT OR ANY LENDER. TRUSTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH AGENT OR ANY LENDER HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

     13.5 SERVICE OF PROCESS.  TRUSTOR HEREBY WAIVES PERSONAL SERVICE UPON IT
          ------------------
AND, AS ADDITIONAL SECURITY FOR THE OBLIGATIONS, HEREBY IRREVOCABLY DESIGNATES AND APPOINTS CT CORPORATION SYSTEM, WITH AN OFFICE ON THE DATE HEREOF AT 208 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60604, AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY SUCH PERSON WHICH IRREVOCABLY AGREE IN WRITING TO SO SERVE AS ITS AGENT, TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS ISSUED BY ANY COURT IN ANY LEGAL ACTION OR OTHER PROCEEDING WITH RESPECT TO THIS DEED OF TRUST, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY SUCH PERSON TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF ANY SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO TRUSTOR AT ITS ADDRESS PROVIDED HEREIN EXCEPT THAT, UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY TRUSTOR REFUSES TO ACCEPT SERVICE, TRUSTOR HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE AND EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. NOTHING HEREIN SHALL AFFECT THE RIGHT OF AGENT OR ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW OR SHALL LIMIT THE RIGHT OF AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST TRUSTOR IN THE COURTS OF ANY OTHER JURISDICTION.

     13.6 JURY TRIAL.  TRUSTOR, AGENT AND THE LENDERS HEREBY WAIVE ANY RIGHT TO
          ----------
A TRIAL BY JURY.  INSTEAD, ANY DISPUTES WILL BE RESOLVED IN A BENCH TRIAL.

     13.6 LIMITATION OF LIABILITY.  NEITHER AGENT NOR ANY LENDER SHALL HAVE ANY
          -----------------------
LIABILITY TO TRUSTOR (WHETHER SOUNDING IN TORT, CONTRACT, OR OTHERWISE) FOR LOSSES SUFFERED BY ANY SUCH PERSON IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO THE TRANSACTIONS OR RELATIONSHIPS CONTEMPLATED BY THIS DEED OF TRUST, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS IT IS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OR COURT ORDER BINDING ON AGENT OR ANY SUCH LENDER, THAT THE LOSSES WERE THE RESULT OF ACTS OR OMISSIONS CONSTITUTING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

     13.7 SUCCESSORS AND ASSIGNS.  This Deed of Trust will be binding upon and
          ----------------------
inure to the benefit of the successors and assigns of each of Trustor, Trustee and Beneficiary.

     13.8 SEVERABILITY.  Any provision of this Deed of Trust that is
          ------------
unenforceable in any state in which this Deed of Trust may be filed or recorded or is invalid or contrary to the law of such state, shall be of no effect, and in such case all the remaining terms and provisions of this Deed of Trust shall continue to be fully effective in accordance with the terms and provisions of this Deed of Trust, all as though no such invalid portion ever had been included herein.

     13.9 REMEDIES CUMULATIVE.   All rights and remedies of Trustee and
          -------------------
Beneficiary under this Deed of Trust and any of the other Credit Documents are cumulative and concurrent and may be exercised singularly, successively or concurrently and Trustee and Beneficiary shall have all rights, remedies and recourse available at law or equity.

     13.10  SUBROGATION.  To the extent that any of Trustor's Obligations
            -----------
represent funds utilized to satisfy any outstanding Indebtedness secured by Liens against all or any part of the Trust Property, to the extent permitted thereby and by applicable law, Beneficiary shall be subrogated to any and all Liens owned or claimed by the holder of any such outstanding Indebtedness so satisfied, regardless of whether such Liens are assigned to Beneficiary or released by the holder(s) thereof.

     13.11  INDEMNIFICATION.  Trustor will save and hold Trustee and Beneficiary
            ---------------
harmless of and from any and all damage, loss, cost and expense, including, but not limited to, attorneys' fees, costs and expenses, incurred by reason of or arising from or on account of or in connection with any suit or proceeding threatened, filed and/or pending brought by anyone other than Trustee or Beneficiary, in or to which Trustee or Beneficiary is or may become a party by reason of or arising from Trustor's Obligations, this Deed of Trust or the other Credit Documents.

     13.12  CONFLICTS.  In the event of any conflict or inconsistency between
            ---------
the terms of this Deed of Trust and the terms of the Credit Agreement, the terms of the Credit Agreement shall prevail.

     13.13  NO PARTNER, JOINT VENTURER.  Trustor and Beneficiary agree that in
            --------------------------
no event shall Beneficiary be deemed to be a partner or a joint venturer with Trustor. Without limiting the foregoing, Beneficiary shall not be deemed to be such a partner or joint venturer on account of becoming a mortgagee in possession or exercising any rights pursuant to this Deed of Trust or pursuant to any other instrument or document evidencing or securing any of Trustor's Obligations.

     13.14  WAIVERS.  Trustor, on behalf of itself, its successors and assigns,
            -------
to the extent permitted by law, hereby (i) waives any and all rights of appraisement, valuation, stay, extension and (to the extent permitted by law) redemption from sale under any order or decree of foreclosure of this Deed of Trust or in connection with any trustee's sale of the Trust Property, (ii) waives any equitable, statutory or other right available to it, pertaining to marshalling of assets hereunder, so as to require the separate sales of interests in the Trust Property before proceeding against any other interest in the Trust Property, (iii) consents to and authorizes, at the option of Beneficiary, the sale, either separately or together, of any and all interests in the Trust Property, (iv) agrees that in no event shall Beneficiary be required to allocate any proceeds received by Beneficiary from foreclosure sale or otherwise, to any particular interest in the Trust Property and (v) agrees that when a sale is consummated under any decree of foreclosure of this Deed of Trust or in connection with any trustee's sale of the Trust Property, upon confirmation of such sale, the master in chancery, the sheriff, Trustee or other Person making such sale, or his successor in office, shall be and is authorized immediately to execute and deliver to the purchaser at such sale a deed conveying the Trust Property, showing the amount paid therefor, or if purchased by the Person in whose favor the order or decree is entered, the amount of his bid therefor.

     13.15  REMEDIES NOT EXCLUSIVE.  No right or remedy of Beneficiary hereunder
            ----------------------
is exclusive of any other right or remedy hereunder or now or hereafter existing at law or in equity or under the Notes or the other Credit Documents, but is cumulative and in addition thereto and Beneficiary may recover judgment thereon, issue execution therefor, and resort to every other right or remedy available at law or in equity or under the Notes or the other Credit Documents, without first exhausting or affecting or impairing the security or any right or remedy afforded this Deed of Trust. No delay in exercising, or omission to exercise, any such right or remedy will impair any such right or remedy or will be construed to be a waiver of any default by Trustor hereunder, or acquiescence therein, and such waiver will not affect any subsequent default hereunder by Trustor of the same or different nature. Every such right or remedy may be exercised independently or concurrently, and when and so often as may be deemed expedient by Beneficiary. No term or condition contained in this Deed of Trust may be waived, altered or changed except as evidenced in writing signed by Trustor and Beneficiary.

     13.16  NO WAIVER BY BENEFICIARY.  Any failure of Beneficiary to insist upon
            ------------------------
the strict performance by Trustor of any of the terms and provisions of this Deed of Trust shall not be deemed to be a waiver of any such terms and provisions, and Beneficiary, notwithstanding any such failure, shall have the right at any time thereafter to insist upon the strict performance by Trustor of any and all of the terms and provisions hereof.

     13.17  NO RELEASE.  Except as may be provided otherwise by applicable law,
            ----------
neither Trustor, nor any other Person now or hereafter obligated for the payment of the whole or any part of Trustor's Obligations, shall be relieved of such obligation by reason of (i) the sale, conveyance or other transfer of the Trust Property, (ii) the failure of Beneficiary to comply with any request of Trustor, or of any other Person, to take action to foreclose this Deed of Trust or otherwise enforce any of the provisions of this Deed of Trust, the Notes or the other Credit Documents, (iii) the release, regardless of consideration, of the whole or any part of the Collateral, or (iv) any agreement or stipulation between any subsequent owner of the Trust Property and Beneficiary extending the time of payment under or modifying the terms of the Note, the other Credit Documents or this Deed of Trust without first having obtained the consent of Trustor or such other Person. If Beneficiary shall enter into any agreement described in clause (iv) hereof, then, notwithstanding any such agreement, Trustor and all such other Persons shall continue to be liable on account of Trustor's Obligations and shall continue to make such payments according to the terms of any such agreement of extension or modification unless expressly released and discharged in writing by Beneficiary.

     13.18  RELEASE OF SECURITY.  Beneficiary, without notice, may release,
            -------------------
regardless of consideration, any part of the Collateral, without impairing or affecting the Deed of Trust Lien of or the priority of such Deed of Trust Lien over any subordinate Lien.

     13.19  SUBSTITUTION OF TRUSTEE.  Beneficiary, or any successor to
            -----------------------
Beneficiary, at its sole discretion, from time to time and with or without cause, by an instrument in writing, may substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed by Beneficiary and duly acknowledged and recorded in the office of the recorder of the county where the Premises are located, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the predecessor Trustee, succeed to all of such predecessor Trustee's title, estate, rights, powers and duties hereunder.

     13.20  TRUSTEE'S POWERS.  The Trustee named herein or any successor Trustee
            ----------------
shall be clothed with full power to act when action hereunder shall be required and to execute any conveyance of the Trust Property. In the event that the substitution of Trustee shall become necessary for any reason, the substitution of one trustee in the place of the Trustee named herein shall be sufficient.
The necessity of the Trustee herein named, or any successor to such Trustee, making oath or giving bond is expressly waived. Trustee or any one acting in Trustee's stead shall have, in such Person's discretion, authority to employ all proper agents and attorneys in the execution of this Deed of Trust and/or in the conducting of any sale made pursuant to the terms hereof, and to pay for such services rendered out of the proceeds of the sale of the Trust Property, should any be realized; and if no sale be made then Trustor hereby undertakes and agrees to pay the cost of such services rendered to Trustee.

     13.21  SUBJECT TO GAMING LAWS.  To the extent the prior approval of the
            ----------------------
gamin authorities of the State of Nevada is required pursuant to applicable law for the exercise, operation and effectiveness of any remedy hereunder or under the Purchase Agreement or any related document, or the taking of any action that may e taken by Beneficiary or Trustee hereunder or under the Purchase Agreement or any other related document, including without limitation the taking of possession and disposition of collateral consisting of gaming devices, cashless wagering systems and associated equipment (as those terms are defined in Chapter 463 of the NRS), such remedy or actio shall be subject to being called forward for licensing or a finding of suitability. All rights, remedies and powers provided in this Deed of Trust may be exercised only to the extent that the exercise thereof does not violate any applicable provision of the gaming laws of the State of Nevada and the rules and regulations promulgated thereunder, and all provisions of this Agreement are intended to be subject to all such applicable laws, rules and regulations.

               [remainder of this page intentionally left blank]

   IN WITNESS WHEREOF, this Deed of Trust, Assignment of Leases and Rents, and Security Agreement has been duly executed by Trustor by its duly authorized representative as of the day and year first above written.

                                    MIKOHN GAMING CORPORATION, a Nevada
                                    corporation


                                    By:  /s/ Don W. Stevens
                                       _________________________
                                    Name: Don W. Stevens
                                          ________________________
                                    Title: Executive Vice President
                                           ________________________

STATE OF ___________)
                    )    SS:
COUNTY OF __________)


     On this 23rd day of October, 1997, before me, a Notary Public in and for the State of Nevada, in the County aforesaid, personally appeared Don W. Stevens, to me known to be the Executive Vice President of Mikohn Gaming Corporation, a Nevada, corporation, the corporation that executed the foregoing instrument, and upon oath did depose that he is the Executive Vice President of such corporation, that the signature to said instrument was made by the Executive Vice President of said corporation as indicated after said signature, and that the corporation executed the said instrument freely and voluntarily for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

                               /s/ Wanda M. Jacobson
                              ________________________________________
                              NOTARY PUBLIC in and for said State and County

                              My commission expires: _________________

[Seal of Wanda M. Jacobson]

THIS DOCUMENT PREPARED BY AND
AFTER RECORDING RETURN TO:

Michael L. Owen, Esq.
Katten Muchin & Zavis
525 W. Monroe Street
Chicago, Illinois  60661-3693

                                   EXHIBIT A
                                   ---------

                               LEGAL DESCRIPTION


THAT PORTION OF THE SOUTH HALF (S 1/2) OF THE NORTHEAST QUARTER (NE 1/4) OF
SECTION 31, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.B. & M., DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF THE SOUTH HALF (S 1/2) OF THE NORTHEAST QUARTER (NE 1/4) OF SAID SECTION 31; THENCE NORTH 89 DEGREES 58 MINUTES 09 SECONDS WEST ALONG THE NORTH LINE THEREOF A DISTANCE OF 686.67 FEET; THENCE SOUTH 00 DEGREES 24 MINUTES 45 SECONDS WEST A DISTANCE OF 331.20 FEET; THENCE NORTH 89 DEGREES 58 MINUTES 52 SECONDS WEST A DISTANCE OF 686.16 FEET TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 00 DEGREES 19 MINUTES 30 SECONDS WEST A DISTANCE OF 232.31 FEET; THENCE NORTH 58 DEGREES 07 MINUTES 33 SECONDS WEST A DISTANCE OF 55.15 FEET TO A POINT ON A TANGENT CURVE CONCAVE TO THE NORTHEAST HAVING A RADIUS OF 835.22 FEET; THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 17 DEGREES 43 MINUTES 24 SECONDS AN ARC LENGTH OF
258.36 FEET; THENCE NORTH 49 DEGREES 35 MINUTES 51 SECONDS EACH A DISTANCE OF
54.50 FEET; THENCE SOUTH 89 DEGREES 58 MINUTES 52 SECONDS EAST A DISTANCE OF
201.63 FEET TO THE TRUE POINT OF BEGINNING.

TOGETHER WITH AND RESERVING THEREFROM A NON-EXCLUSIVE RIGHT-OF-WAY AND EASEMENT FOR ROAD AND UTILITY PURPOSES OVER AND ACROSS THE FOLLOWING PARCEL:

COMMENCING AT THE NORTHEAST CORNER OF THE SOUTH HALF (S 1/2) OF THE NORTHEAST QUARTER (NE 1/4) OF SAID SECTION 31; THENCE NORTH 89 DEGREES 58 MINUTES 09 SECONDS WEST ALONG THE NORTH LINE THEREOF A DISTANCE OF 1869.10 FEET TO A POINT ON A NONTANGENT CURVE CONCAVE TO THE NORTHEAST HAVING A RADIUS OF 70.00 FEET, A RADIAL LINE TO SAID POINT BEARS NORTH 89 DEGREES 58 MINUTES 09 SECONDS WEST; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 78 DEGREES 58 MINUTES 00 SECONDS AN ARC LENGTH OF 96.37 FEET TO THE TRUE POINT OF BEGINNING, BEARING A POINT ON A REVERSE CURVE CONCAVE TO THE SOUTHWEST HAVING A RADIUS OF 15.00 FEET, A RADIAL LINE TO SAID POINT BEARS NORTH 11 DEGREES 08 MINUTES 51 SECONDS EAST, THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 61 DEGREES 39 MINUTES 07 SECONDS AN ARC LENGTH OF
16.14 FEET TO A POINT ON A REVERSE CURVE CONCAVE TO THE NORTHEAST HAVING A RADIUS OF 856.22 FEET; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 37 DEGREES 17 MINUTES 03 SECONDS AN ARC LENGTH OF 557.82 FEET TO A POINT ON A REVERSE CURVE CONCAVE TO THE SOUTHWEST HAVING A RADIUS OF 25.00 FEET; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 47 DEGREES 27 MINUTES 04 SECONDS AN ARC LENGTH OF 20.70 FEET TO A POINT ON A REVERSE CURVE CONCAVE TO THE NORTHWEST HAVING A RADIUS OF 47.00 FEET; THENCE SOUTHERLY, EASTERLY AND NORTHERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 278 DEGREES 26 MINUTES 27 SECONDS AN ARC LENGTH OF 228.41 FEET TO A POINT OF REVERSE CURVE CONCAVE TO THE NORTH HAVING A RADIUS OF 25.00 FEET; THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 51 DEGREES 12 MINUTES 03 SECONDS AN ARC LENGTH OF 22.24 FEET TO A POINT ON A COMPOUND CURVE CONCAVE TO THE NORTHEAST HAVING A RADIUS OF 813.22 FEET; THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE 36 DEGREES 50 MINUTES 23 SECONDS AN ARC LENGTH OF 522.88 FEET TO A POINT ON A COMPOUND CURVE CONCAVE TO THE SOUTHEAST HAVING A RADIUS OF 15.00 FEET; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 66 DEGREES 54 MINUTES 59 SECONDS AN ARC LENGTH OF 17.52 FEET; THENCE SOUTH 75 DEGREES 18 MINUTES 52 SECONDS WEST A DISTANCE OF 61.01 FEET TO THE POINT OF BEGINNING;

                                   EXHIBIT B
                                   ---------

                              PERMITTED EXCEPTIONS

     General real estate taxes not yet due and payable and other exceptions set forth in the title insurance policy issued to Beneficiary insuring the lien of this instrument.



DOCUMENT #: CHGO05A (06163-00028-1) 322985.1;DATE:11/10/97/TIME:15:20

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